Exhibit 99.2

Allscripts Announces Private Offering of

Cash Convertible Senior Notes

CHICAGO, June 12, 2013 — Allscripts Healthcare Solutions, Inc. (NASDAQ: MDRX) (“Allscripts”) today announced that it plans to make a private offering of $300 million aggregate principal amount of its Cash Convertible Senior Notes due 2020 (the “notes”). Allscripts also plans to grant the initial purchasers of the notes an option to purchase up to an additional $45 million aggregate principal amount of the notes. The notes will be offered only to qualified institutional buyers (as defined in the Securities Act of 1933, as amended (the “Securities Act”)) pursuant to Rule 144A under the Securities Act.

The notes are unsecured, and Allscripts expects to pay interest on the notes semiannually. The notes will be convertible at the option of the holders into solely cash in certain circumstances and during certain periods. The notes will not be convertible into Allscripts common stock or any other securities under any circumstances. Allscripts will not have the right to redeem the notes prior to maturity. The notes are expected to mature on July 1, 2020, unless earlier repurchased or converted into cash in accordance with their terms prior to such date. The interest rate, conversion rate and certain other terms of the notes will be determined by negotiations between Allscripts and the initial purchasers.

Allscripts expects to use the net proceeds from the offering to pay the cost of the cash convertible note hedge transactions described below (after such cost is partially offset by the proceeds to Allscripts from the warrant transactions). Allscripts intends to use substantially all of the remainder of the net proceeds from the offering in order to repay a portion of its outstanding indebtedness.

In connection with the pricing of the notes, Allscripts intends to enter into a series of transactions for the purpose of effectively increasing the conversion price of the notes. Specifically, Allscripts expects to enter into privately negotiated cash convertible note hedge transactions with one or more of the initial purchasers of the notes or their respective affiliates or other financial institutions (the “option counterparties”). The cash convertible note hedge transactions are expected to reduce Allscripts’ exposure to potential cash payments due upon conversion of the notes in excess of the principal amount thereof. Allscripts also intends to enter into privately negotiated warrant transactions with the option counterparties at a strike price higher than the conversion price of the notes, which could have a dilutive effect to the extent that the price of Allscripts’ common stock exceeds the applicable strike price of the warrants. If the initial purchasers exercise their option to purchase additional notes, Allscripts may increase the size of the cash convertible note hedge transactions and enter into additional warrant transactions.

In connection with establishing their initial hedge of the cash convertible note hedge and warrant transactions, the option counterparties or their affiliates expect to enter into various derivative transactions with respect to Allscripts’ common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Allscripts’ common stock or the notes at that time. In addition, the option counterparties or their affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Allscripts’ common stock and/or purchasing or selling Allscripts’ common stock or other securities of Allscripts in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Allscripts’ common stock or the notes.

Pursuant to Allscripts’ publicly announced stock repurchase program, Allscripts opportunistically purchases shares of Allscripts’ common stock and may, in compliance with the provisions of Rule 10b-18 under the Securities Exchange Act of 1934, purchase shares of Allscripts’ common stock pursuant to open market purchases prior to the pricing of the offering. This activity could increase (or reduce the size of any decrease in) the market price of Allscripts’ common stock at that time and/or the conversion price of the notes.

The notes will not be registered under the Securities Act. The notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This press release is not an offer to sell, or a solicitation of an offer to purchase, any securities of Allscripts. It is issued pursuant to Rule 135c under the Securities Act.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Statements regarding future events or developments, our future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements with the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Such risks, uncertainties and other factors include, among other things: the possibility that our current initiatives focused on product delivery, client experience, streamlining our cost structure, and financial performance may not be successful, which could result in declining demand for our products and services, including attrition among our existing customer base; the impact of the realignment of our sales and services organization; potential difficulties or delays in achieving platform and product integration and the connection and movement of data among hospitals, physicians, patients and others; the risks that we will not achieve the strategic benefits of the merger with Eclipsys Corporation (Eclipsys) or our acquisition of dbMotion, Ltd. (dbMotion), or that the Allscripts products will not be integrated successfully with the Eclipsys and dbMotion products; competition within the industries in which we operate, including the risk that existing clients will switch to products of competitors; failure to maintain interoperability certification pursuant to the Health Information Technology for Economic and Clinical Health Act (HITECH), with resulting increases in development and other costs for us and possibly putting us at a competitive disadvantage in the marketplace; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that our products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; any costs or customer losses we may incur relating to the standardization of our small office electronic health record and practice management systems that could adversely affect our results of operations; competitive pressures including product offerings, pricing and promotional activities; our ability to establish and maintain strategic relationships; errors or similar problems in our software products or other product quality issues; the outcome of any legal proceeding that has been or may be instituted against us and others; compliance obligations under new and existing laws, regulations and industry initiatives, including new regulations relating to HIPAA/HITECH, increasing enforcement activity in respect of anti-bribery, fraud and abuse, privacy, and similar laws, and future changes in laws or regulations in the healthcare industry, including possible regulation of our software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; our ability to attract and retain qualified personnel; the continued implementation and ongoing acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009, as well as elements of the Patient Protection and Affordable Care Act (aka health reform) which pertain to healthcare IT adoption, including uncertainty related to changes in reimbursement methodology and the shift to pay-for-outcomes; maintaining our intellectual property rights and litigation involving intellectual property rights; legislative, regulatory and economic developments; risks related to third-party suppliers and our ability to obtain, use or successfully integrate third-party licensed technology; breach of data security by third parties and unauthorized access to patient health information by third parties resulting in enforcement actions, fines and other litigation. See our Annual Report on Form 10-K/10K-A for 2012 and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to our business. The statements herein speak only as of their date and we undertake no duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations.

SOURCE Allscripts Healthcare Solutions, Inc.

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